                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2007
                                                            -----------

                               AMCOMP INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                000-51767                 65-0636842
--------------------------------------------------------------------------------
         (State or other           (Commission               (IRS Employer
  jurisdiction of incorporation)   File Number)           Identification No.)

   701 U.S. Highway One, North Palm Beach, Florida               33408
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 9, 2007, AmCOMP Incorporated, a Delaware corporation (the
"Company"), issued a press release announcing its financial results for the fiscal quarter ended March 31, 2007 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K.

ITEM 7.01.   REGULATION FD DISCLOSURE.

      Consistent with its prior practice, after the press release referenced in
Item 2.02 above was issued, the Company hosted a publicly accessible conference call. During the call held on May 10, 2007, the executive officers of the
Company, including Fred Lowe, Debra Ruedisili and Kumar Gursahaney, provided an in-depth overview of the financial results for the quarter ended March 31, 2007, including a discussion of operational highlights and an expanded review of the financial results.

      During the question and answer portion of the call, third parties asked management several questions. Below is a list of certain questions posed, as well as the responses provided by the Company:

   1. WHY WAS THE ACQUISITION EXPENSE RATIO LOWER FOR THE FIRST QUARTER OF 2007
   AS COMPARED TO THE FIRST QUARTER OF 2006?

   Management responded that the primary reasons for this development were that in the first quarter of 2007, the Company had decreases in its commissions payable, as well as a reduction in the assessments on the South Carolina
   Second Injury Fund. Management stated that a normalized rate would probably be between 17% and 18%.

   2. WHAT ARE THE COMPANY'S EXPECTATIONS FOR TOP LINE PREMIUMS IN 2007?

   Management estimated that top line premiums could be down 10% - 12% in 2007.

   3. WILL THE COMPANY PURSUE AN AM BEST RATING?

   Management replied that to apply for and obtain an AM Best rating in a "soft market" environment could have an adverse effect on the Company's return on equity and the absence of an AM Best rating, in management's view, is not materially affecting the Company's ability to do business. Therefore, the
   Company currently does not plan to seek the AM Best rating, although it does continue to monitor and review this issue.

      An audio replay of the conference is available until May 13, 2007, and may be accessed by calling (888) 203-1112 and entering the pass code 5348376. The conference call webcast is also available on the Company's website until July
10, 2007.

      The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the
Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

      99.1              Press Release dated May 9, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMCOMP INCORPORATED

Dated: May 10, 2007                    By:  /s/ Kumar Gursahaney
                                            -------------------------------------
                                            Name:  Kumar Gursahaney
                                            Title: Senior Vice President
                                                   and Chief Financial Officer